Filed pursuant to Rule 497(e)

File No. 333-08653

Seasons Series Trust

(the “Trust”)

Supplement dated March 8, 2021, to the Trust’s

Statement of Additional Information (“SAI”)

dated July 27, 2020, as supplemented and

amended to date

Effective March 5, 2021, each of Tracey C. Doi and Charles H. Self III was appointed as an Independent Trustee to the Trust’s Board of Trustees.

Accordingly, the following changes are made to the Trust’s SAI effective immediately:

The following information is added to the first table under the section entitled “Trustees and Officers of the Trust” under “Independent Trustees”:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2,3]	Other Directorships Held by Trustee[4]
Tracey C. Doi[5] Age: 60	Trustee	2021 – Present	Chief Financial Officer of Toyota Motor North America (2000-Present); Board Member, City National Bank (2016- Present); Board Member, National Asian American Chamber of Commerce (2012- Present); Board Governor, Japanese American National Museum (2005- Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present).	80	None.
Charles H. Self III[5]	Trustee	2021 – Present	Chief Operating Officer, Chief	80	None.

Age: 63	Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014- Present).

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (19 portfolios); SAST (61 portfolios); SunAmerica Specialty Series (6 funds); SunAmerica Money Market Funds, Inc. (1 fund); SunAmerica Income Funds (3 funds); SunAmerica Series, Inc. (6 funds); SunAmerica Equity Funds (2 funds); Anchor Series Trust (4 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (45 funds); and VALIC Company II (15 funds).

[3]	Number includes SAST (61 portfolios) and the Trust (19 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.

The third sentence of the first paragraph of the subsection entitled “Trustees and Officers of the Trust – Leadership Structure of the Board” is deleted in its entirety and replaced with the following:

The Board is presently comprised of nine members, eight of whom are Independent Trustees.

The following information is added to the subsection entitled “Trustees and Officers of the Trust – Board and Committees”:

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

As of the date of this Supplement, neither Ms. Doi nor Mr. Self beneficially owns any shares in the Trust or in any registered investment companies overseen by her or him, respectively, within the Trust’s family of investment companies.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SST_SAI_SUP2.2 (3/21)